Exhibit 4.2

WebMD Corporation

1.75% Convertible Subordinated Notes due June 15, 2023

Registration Rights Agreement

June 25, 2003

Banc of America Securities LLC
9 West 57th Street
New York, New York 10019

Ladies and Gentlemen:

     WebMD Corporation, a Delaware corporation (the “Company”), proposes to issue and sell to the initial purchaser named in the purchase agreement (the “Purchaser”), upon the terms set forth in such purchase agreement dated June 20, 2003 (the “Purchase Agreement”), its 1.75% Convertible Subordinated Notes due June 15, 2023 (the “Securities”). As an inducement to the Purchaser to enter into the Purchase Agreement and in satisfaction of a condition to the obligations of the Purchaser thereunder, the Company agrees with the Purchaser for the benefit of Holders (as defined herein) from time to time of the Registrable Securities (as defined herein) as follows:

     1.     Definitions.

     (a)  Capitalized terms used herein without definition shall have the meanings ascribed to them in the Purchase Agreement. As used in this Agreement, the following defined terms shall have the following meanings:

     “Act” or “Securities Act” means the United States Securities Act of 1933, as amended.

     “Affiliate” of any specified person means any other person which, directly or indirectly, is in control of, is controlled by, or is under common control with such specified person. For purposes of this definition, control of a person means the power, direct or indirect, to direct or cause the direction of the management and policies of such person whether by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

     “Applicable Amount” means, (i) with respect to the Securities, the principal amount of the Securities and, (ii) with respect to shares of Common Stock issued upon conversion of the

Securities pursuant to the Indenture, the principal amount of Securities that would then be convertible into such number of shares.

     “Commission” means the United States Securities and Exchange Commission, or any other federal agency at the time administering the Exchange Act or the Securities Act, whichever is the relevant statute for the particular purpose.

     “Common Stock” means the Company’s common stock, par value $.0001 per share.

     “DTC” means The Depository Trust Company.

     “Effectiveness Period” has the meaning assigned thereto in Section 2(b)(i) hereof.

     “Effective Time” means the time at which the Commission declares any Shelf Registration Statement effective or at which any Shelf Registration Statement otherwise becomes effective.

     “Electing Holder” has the meaning assigned thereto in Section 3(a)(iii) hereof.

     “Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

     “Holder” means any person that is the record owner of Registrable Securities (and includes any person that has a beneficial interest in any Registrable Security in book-entry form).

     “Indenture” means the Indenture, dated as of June 25, 2003, between the Company and The Bank of New York, and as amended and supplemented from time to time in accordance with its terms.

     “Issue Date” means the first date of original issuance of the Securities.

     “Liquidated Damages” has the meaning assigned thereto in Section 7(a) hereof.

     “Notice and Questionnaire” means a Notice of Registration Statement and Selling Securityholder Questionnaire substantially in the form of Appendix A hereto.

     The term “person” means an individual, partnership, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

     “Prospectus” means the prospectus (including, without limitation, any preliminary prospectus, any final prospectus and any prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Act) included in any Shelf Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by any Shelf Registration Statement and by all other amendments and supplements to such prospectus, including all material incorporated by reference in such prospectus and all documents filed after the date of such prospectus by the Company under the Exchange Act and incorporated by reference therein.

     “Registrable Securities” means all or any portion of the Securities issued from time to time under the Indenture in registered form and the shares of Common Stock issuable upon conversion of such Securities; provided, however, that a security ceases to be a Registrable Security when it is no longer a Restricted Security.

     “Registration Default” has the meaning assigned thereto in Section 7(a) hereof.

     “Restricted Security” means any Security until such Security has been converted into the Common Stock and, at all times the Common Stock and any securities into or for which such Common Stock has been converted, and any security issued with respect thereto upon any stock dividend, split or similar event until, in the case of any such security, the earliest of (x) the date on which such security has been effectively registered under the Securities Act and disposed of, whether or not in accordance with a Shelf Registration Statement, (y) the date that is two years after the later of (1) the original issuance of the Securities and (2) the last date that the Company or any of its Affiliates was the owner of such Securities (or any predecessor thereto), or such shorter period of time as permitted by Rule 144(k) under the Securities Act or any successor provisions thereunder or (z) its sale to the public pursuant to Rule 144 under the Securities Act.

     “Rules and Regulations” means the published rules and regulations of the Commission promulgated under the Securities Act or the Exchange Act, as in effect at any relevant time.

     “Shelf Registration” means a registration effected pursuant to Section 2 hereof.

     “Shelf Registration Statement” means a “shelf” registration statement filed under the Securities Act providing for the registration of, and the sale on a continuous or delayed basis by the Holders of, all of the Registrable Securities pursuant to Rule 415 under the Securities Act and/or any similar rule that may be adopted by the Commission, filed by the Company pursuant to the provisions of Section 2 of this Agreement, including the Prospectus contained therein, any amendments and supplements to such registration statement, including post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement, and any additional “shelf” registration statements filed under the Securities Act to permit the registration and sale of Registrable Securities pursuant to Section 3(a)(ii) hereof.

     “Suspension Period” has the meaning assigned thereto in Section 2(c) hereof.

     “Trust Indenture Act” means the Trust Indenture Act of 1939, or any successor thereto, and the rules, regulations and forms promulgated thereunder, as the same shall be amended from time to time.

     The term “underwriter” means any underwriter, or any person deemed to be an underwriter pursuant to the Rules and Regulations, of Registrable Securities in connection with an offering thereof under a Shelf Registration Statement.

     (b)  Wherever there is a reference in this Agreement to a percentage of the “principal amounts” of Registrable Securities or to a percentage of Registrable Securities, Common Stock shall be treated as representing the principal amount of Securities that would have been surrendered for conversion or exchange as of the date of determination in order to receive such number of shares of Common Stock.

     2.     Shelf Registration.

     (a)  The Company shall, no later than 90 calendar days following the Issue Date, file with the Commission a Shelf Registration Statement relating to the offer and sale of the Registrable Securities by the Holders from time to time in accordance with the methods of distribution elected by such Holders and, thereafter, shall use its reasonable best efforts to cause such initial Shelf Registration Statement to be declared effective under the Act no later than 180 calendar days following the Issue Date; provided, however, that the Company may, upon written notice to all Holders, postpone having the initial Shelf Registration Statement declared effective for a reasonable period not to exceed 90 days if the Company possesses material non-public information, the disclosure of which would have a material adverse effect on the Company and its subsidiaries taken as a whole; provided, further, however, that no Holder shall be entitled to be named as a selling securityholder in any Shelf Registration Statement as of the date it is declared effective or to use the Prospectus forming a part thereof for offers and resales of Registrable Securities unless such Holder is an Electing Holder.

     (b)  The Company shall use its reasonable best efforts:

(i) to keep any Shelf Registration Statement effective, supplemented and amended as required by the provisions of Section 3(j) hereto, in order to permit the Prospectus forming a part thereof to be usable by Holders until the earliest of (1) the sale of all Registrable Securities registered under such Shelf Registration Statement; (2) the expiration of the period referred to in Rule 144(k) of the Act with respect to all Registrable Securities held by Persons that are not Affiliates of the Company; (3) two years from the last date of original issuance of any Registrable Securities; and (4) the date when there are no Registrable Securities outstanding (such period being referred to herein as the “Effectiveness Period”); and

(ii) after the Effective Time of the initial Shelf Registration Statement, as promptly as practicable but in any event within ten Business Days or, if the Company is required to file with the Commission a new Shelf Registration Statement, 30 calendar days, of the receipt of a completed Notice and Questionnaire from any Holder of Registrable Securities that is not then an Electing Holder, to take any action reasonably necessary to enable such Holder to use the Prospectus forming a part thereof for resales of Registrable Securities, including, without limitation, any action necessary to identify such Holder as a selling securityholder in a Shelf Registration Statement; provided, however, that nothing in this subparagraph shall relieve such Holder of the obligation to return a completed and signed Notice and Questionnaire to the Company in accordance with Section 3(a)(ii) hereof.

The Company shall be deemed not to have used its reasonable best efforts to keep any Shelf Registration Statement effective during the Effectiveness Period if the Company voluntarily takes any action that would result in Holders of Registrable Securities covered thereby not being able to offer and sell any of such Registrable Securities during that period, unless such action is (A) required by applicable law and the Company thereafter promptly complies with the requirements of paragraph 3(j) below or (B) permitted pursuant to Section 2(c) below.

     (c)  The Company may suspend the use of any Prospectus for a period not to exceed 45 days in any 90-day period or an aggregate of 90 days in any 12-month period, during the period beginning on the issue date and ending on or prior to the second anniversary of the last issue date of any Securities (each, a “Suspension Period”) if the Board of Directors of the Company shall have determined in good faith that because of valid business reasons (not including avoidance of the Company’s obligations hereunder), including the acquisition or divestiture of assets, pending corporate developments and similar events or because of filings with the Commission, it is in the best interests of the Company to suspend such use, and prior to suspending such use the Company provides the Holders with written notice of such suspension, which notice need not specify the nature of the event giving rise to such suspension.

     3.     Registration Procedures. In connection with the Shelf Registration Statements, the following provisions shall apply:

(a) (i) Not less than 30 calendar days prior to the intended Effective Time of the initial Shelf Registration Statement, the Company shall distribute the Notice and Questionnaire to the Holders of Registrable Securities. The Company shall take action to name each Holder that is an Electing Holder as of the date that is five Business Days prior to the effectiveness of the initial Shelf Registration Statement as a selling securityholder in the initial Shelf Registration Statement at the time of its effectiveness so that such Holder is permitted to deliver the Prospectus forming a part thereof as of such time to purchasers of such Holder’s Registrable Securities in accordance with applicable law. The Company shall not be required to take any action to name any Holder as a selling securityholder in the initial Shelf Registration Statement or to enable any Holder to use the Prospectus forming a part thereof for resales of Registrable Securities until such Holder has returned a completed and signed Notice and Questionnaire to the Company.

(ii) After the Effective Time of the initial Shelf Registration Statement, the Company shall, upon the request of any Holder of Registrable Securities that is not then an Electing Holder, promptly send a Notice and Questionnaire to such Holder. From and after the Effective Time of the initial Shelf Registration Statement, the Company shall (A) as promptly as is practicable after the date a completed and signed Notice and Questionnaire is delivered to the Company, and in any event within ten Business Days or, if the Company is required to file with the Commission a new Shelf Registration, 30 calendar days, after such date, prepare and file with the Commission (x) a supplement to the Prospectus or, if required by applicable law, a post-effective amendment to the Shelf Registration Statement or an additional Shelf Registration Statement and (y) any other document required by applicable law, so that the Holder delivering such Notice and Questionnaire is named as a selling securityholder in a Shelf Registration Statement and is permitted to deliver the Prospectus to purchasers of such Holder’s Registrable

Securities in accordance with applicable law, and (B) if the Company shall file a post-effective amendment to the Shelf Registration Statement, or an additional Shelf Registration Statement, use its reasonable best efforts to cause such post-effective amendment or such additional Shelf Registration Statement to become effective under the Securities Act as promptly as is practicable, but in any event by the date that is (i) ten Business Days after the date such post-effective amendment or (ii) 45 calendar days after the date such additional Shelf Registration Statement is required to be filed; provided, however, that if a Notice and Questionnaire is delivered to the Company during a Suspension Period, the Company shall not be obligated to take the actions set forth in this clause (ii) until the termination of such Suspension Period. Notwithstanding the foregoing, on and after such time that a second Shelf Registration Statement shall have been declared effective, if Holders of Registrable Securities who are not the Electing Holders in a previous Shelf Registration Statement deliver completed Notice and Questionnaires within 30 calendar days of the date of effectiveness of the most recent Shelf Registration Statement, the Company shall not be required to take any action pursuant to the immediately preceding sentence for a period of up to an additional 30 calendar days if the aggregate amount of Registrable Securities set forth in such Notice and Questionnaires is less than $2,000,000.

(iii) The term “Electing Holder” shall mean any Holder of Registrable Securities that has returned a completed and signed Notice and Questionnaire to the Company in accordance with Section 3(a)(i) or 3(a)(ii) hereof.

     (b)  The Company shall furnish to one counsel for the Purchaser, prior to the Effective Time, a copy of each Shelf Registration Statement initially filed with the Commission, and shall furnish to such counsel, prior to the filing thereof with the Commission, copies of each amendment thereto and each amendment or supplement, if any, to the Prospectus included therein, and shall use its best efforts to reflect in each such document, at the Effective Time or when so filed with the Commission, as the case may be, such comments as the Holders and their counsel reasonably may propose.

     (c)  The Company shall promptly take such action as may be necessary so that (i) each of the Shelf Registration Statements and any amendment thereto and the Prospectus forming a part thereof and any amendment or supplement thereto (and each report or other document incorporated therein by reference in each case) complies in all material respects with the Securities Act and the Exchange Act and the respective rules and regulations thereunder, (ii) each of the Shelf Registration Statements and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (iii) each of the Prospectus forming a part of any Shelf Registration Statement, and any amendment or supplement to such Prospectus, does not at any time during the Effectiveness Period include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     (d)  The Company shall promptly advise each Electing Holder, and shall confirm such advice in writing if so requested by any such Electing Holder:

(i) when the initial Shelf Registration Statement has been filed with the Commission and when the initial Shelf Registration Statement has become effective, in each case making a public announcement thereof by release made to Dow Jones & Company, Inc. or Bloomberg Business News or other similarly broad public medium that is customary for such releases;

(ii) when any Prospectus supplement, Shelf Registration Statement or post-effective amendment to a Shelf Registration has been filed with the Commission and, with respect to a Shelf Registration Statement or any post-effective amendment, when the same has been declared effective by the Commission;

(iii) of any request by the Commission for amendments or supplements to the Shelf Registration Statement or the Prospectus included therein or for additional information;

(iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Shelf Registration Statement or the initiation of any proceedings for such purpose;

(v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the securities included in the Shelf Registration Statement for sale in any jurisdiction or the initiation of any proceeding for such purpose; and

(vi) of the happening of any event or the existence of any state of facts that requires the making of any changes in the Shelf Registration Statement or the Prospectus included therein so that, as of such date, such Shelf Registration Statement and Prospectus do not contain an untrue statement of a material fact and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading (which advice shall be accompanied by an instruction to such Holders to suspend the use of the Prospectus until the requisite changes have been made, which notice need not specify the nature of the event giving rise to such suspension).

     (e)  The Company shall use its reasonable best efforts to prevent the issuance, and if issued to obtain the withdrawal at the earliest possible time, of any order suspending the effectiveness of any Shelf Registration Statement.

     (f)  The Company shall furnish to each Electing Holder, without charge, at least one copy of the applicable Shelf Registration Statement and all post-effective amendments thereto, including financial statements and schedules, and, if such Electing Holder so requests in writing, all reports, other documents and exhibits that are filed with or incorporated by reference in such Shelf Registration Statement.

     (g)  The Company shall, during the Effectiveness Period, deliver to each Electing Holder, without charge, as many copies of each Prospectus in which the Electing Holder is listed as a selling securityholder (including each preliminary Prospectus) included in the applicable Shelf Registration Statement and any amendment or supplement thereto as such Electing Holder may reasonably request; and the Company consents (except during a Suspension Period or during the continuance of any event described in Section 3(d) (iii)-(v) above) to the use of the Prospectus and any amendment or supplement thereto by each of the Electing Holders in connection with the offering and sale of the Registrable Securities covered by the Prospectus and any amendment or supplement thereto during the Effectiveness Period.

     (h)  Prior to any offering of Registrable Securities pursuant to a Shelf Registration Statement, the Company shall (i) register or qualify or cooperate with the Electing Holders and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or “blue sky” laws of such jurisdictions within the United States as any Electing Holder may reasonably request, (ii) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers and sales in such jurisdictions for so long as may be necessary to enable any Electing Holder or underwriter, if any, to complete its distribution of Registrable Securities pursuant to such Shelf Registration Statement, and (iii) take any and all other actions necessary or advisable to enable the disposition in such jurisdictions of such Registrable Securities; provided, however, that in no event shall the Company be obligated to (A) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to so qualify but for this Section 3(h) or (B) file any general consent to service of process in any jurisdiction where it is not as of the date hereof so subject.

     (i)  Unless any Registrable Securities shall be in book-entry only form, the Company shall cooperate with the Electing Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to any Shelf Registration Statement, which certificates, if so required by any securities market or exchange upon which any Registrable Securities are quoted or listed, shall be penned, lithographed or engraved, or produced by any combination of such methods, on steel engraved borders, and which certificates shall be free of any restrictive legends and in such permitted denominations and registered in such names as Electing Holders may request in connection with the sale of Registrable Securities pursuant to such Shelf Registration Statement.

     (j)  Upon the occurrence of any fact or event contemplated by paragraph 3(d)(v) above, subject to Section 2(c) hereof, the Company shall promptly, but in any event within five Business Days following such occurrence, prepare, file (and have declared effective) a post-effective amendment to any Shelf Registration Statement or an amendment or supplement to the related Prospectus included therein or file any other document with the Commission so that, as thereafter delivered to purchasers of the Registrable Securities, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. If the Company notifies the Electing Holders of the occurrence of any fact or event contemplated by paragraph 3(d)(v) above, the Electing Holder shall suspend the use of the Prospectus until the requisite changes to the Prospectus have been made.

     (k)  Not later than the Effective Time of a Shelf Registration Statement, the Company shall provide a CUSIP number for the Registrable Securities that are debt securities.

     (l)  The Company shall use its reasonable best efforts to comply with all applicable Rules and Regulations, and to make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after (i) the effective date (as defined in Rule 158(c) under the Securities Act) of a Shelf Registration Statement, (ii) the effective date of each post-effective amendment to such Shelf Registration Statement, and (iii) the date of each filing by the Company with the Commission of an Annual Report on Form 10-K that is incorporated by reference in such Shelf Registration Statement, an earnings statement of the Company and its subsidiaries complying with Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158).

     (m)  Not later than the Effective Time of the initial Shelf Registration Statement, the Company shall cause the Indenture to be qualified under the Trust Indenture Act; in connection with such qualification, the Company shall cooperate with the Trustee under the Indenture and the Holders (as defined in the Indenture) to effect such changes to the Indenture as may be required for such Indenture to be so qualified in accordance with the terms of the Trust Indenture Act; and the Company shall execute, and shall use all reasonable efforts to cause the Trustee to execute, all documents that may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such Indenture to be so qualified in a timely manner. In the event that any such amendment or modification referred to in this Section 3(m) involves the appointment of a new trustee under the Indenture, the Company shall appoint a new trustee thereunder pursuant to the applicable provisions of the Indenture.

     (n)  The Company shall enter into such customary agreements and take all such other necessary actions in connection therewith (including those reasonably requested by the holders of a majority of the Registrable Securities being sold) in order to expedite or facilitate disposition of such Registrable Securities; provided, that the Company shall not be required to take any action in connection with an underwritten offering without its consent.

     (o)  The Company shall make reasonably available for inspection by the Electing Holders, any underwriter participating in any disposition pursuant to any Shelf Registration Statement, and any attorney, accountant or other agent retained by such Electing Holders or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and (B) cause the Company’s officers, directors and employees to supply all information reasonably requested by such Electing Holders or any such underwriter, attorney, accountant or agent in connection with such Shelf Registration Statement, in each case, as is customary for similar due diligence examinations; provided, however, that such persons shall, at the Company’s request, first agree in writing with the Company that any information that is reasonably and in good faith designated by the Company in writing as confidential at the time of delivery of such information shall be kept confidential by such persons and shall be used solely for the purposes of exercising rights under this Agreement, unless such disclosure is made in connection with a court proceeding or required by law, or such records, information or documents become available to the public generally or through a third party without an accompanying obligation of confidentiality; and provided further that, if the foregoing inspection and information gathering would otherwise disrupt the Company’s conduct of its business, such inspection and information gathering shall, to the greatest extent possible, be coordinated on behalf of the Electing Holders and the other parties entitled thereto by one counsel designated by and on behalf of the Electing Holders and other parties;

     (p)  The Company will use its best efforts to cause the Common Stock issuable upon conversion of the Securities to be quoted or listed on the Nasdaq National Market or other market or stock exchange on which the Common Stock primarily trades on or prior to the Effective Time of each Shelf Registration Statement hereunder.

     (q)  The Company will cooperate and assist in any filings or by taking any other actions required to be made or taken with or by NASD, Inc.

     (r)  The Company shall use its reasonable best efforts to take all other steps necessary to effect the registration, offering and sale of the Registrable Securities covered by each Shelf Registration Statement contemplated hereby.

     4.     Registration Expenses. Except as otherwise provided in Section 3, the Company shall bear all fees and expenses incurred in connection with the performance of its obligations under Sections 2 and 3 hereof and shall bear or reimburse the Electing Holders for the reasonable fees and disbursements of a single counsel selected by a plurality of all Electing Holders who own an aggregate of not less than 25% of the principal amount of the Registrable Securities covered by a Shelf Registration Statement to act as counsel therefore in connection therewith. Each Electing Holder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Electing Holder’s Registrable Securities pursuant to such Shelf Registration Statement.

     5.     Indemnification and Contribution.

     (a)  Indemnification by the Company. Upon the registration of the Registrable Securities pursuant to Section 2 hereof, the Company shall indemnify and hold harmless each Electing Holder and each underwriter, selling agent or other securities professional, if any, which facilitates the disposition of Registrable Securities, and each of their respective officers and directors and each person who controls such Electing Holder, underwriter, selling agent or other securities professional within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each such person being sometimes referred to as an “Indemnified Person”) against any losses, claims, damages, expenses or liabilities, joint or several, to which such Indemnified Person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, expenses or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Shelf Registration Statement under which such Registrable Securities are to be registered under the Securities Act, or any Prospectus contained therein or furnished by the Company to any Indemnified Person, or any amendment or supplement thereto, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and the Company hereby agrees to reimburse such Indemnified Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable to any such Indemnified Person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Shelf Registration Statement or Prospectus, or amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by such Indemnified Person expressly for use therein; provided, further, however, that the Company shall not be liable to any indemnified person in any such case to the extent that such loss, damage, expense, liability or claim (i) arises from an offer or sale by an Electing Holder of Registrable Securities occurring during a Suspension Period, if the indemnified party is an Electing Holder that received from the Company a notice of commencement of any Suspension Period prior to the making of such offer or sale or (2) the Electing Holder fails to deliver at or prior to written confirmation of sale, the most recent Prospectus, as amended or supplemented, and such Prospectus, as amended or supplemented, would have corrected such untrue statement or omission or alleged untrue statement or omission of a material fact and the Company had previously provided to such Electing Holder such most recent Prospectus, as amended or supplemented, in a timely manner and in requisite quantities so as to timely permit such delivery by the Electing Holder.

     (b)  Indemnification by the Electing Holders and any Agents and Underwriters. Each Electing Holder agrees, as a consequence of the inclusion of any of such Electing Holder’s Registrable Securities in such Shelf Registration Statement, and each underwriter, selling agent or other securities professional, if any, which facilitates the disposition of Registrable Securities shall agree, as a consequence of facilitating such disposition of Registrable Securities, severally and not jointly, to (i) indemnify and hold harmless the Company, its directors, officers who sign any Shelf Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which the Company or such other persons may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, expenses or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such Shelf Registration Statement or Prospectus, or any amendment or supplement, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Electing Holder, underwriter, selling agent or other securities professional expressly for use therein, and (ii) reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

     (c)  Notices of Claims, Etc. Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under this Section 5, notify such indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under the indemnification provisions of or contemplated by subsection (a) or (b) above. In case any such action shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, such indemnifying party shall assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), including the payment of all fees and expenses. Such indemnified party shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless the employment of such counsel shall have been authorized in writing by such indemnifying party in connection with the defense of such proceeding or such indemnifying party shall not have employed counsel to have charge of the defense that is reasonably satisfactory to the indemnified party of such proceeding within 60 days of the receipt of notice thereof or such indemnified party shall have reasonably concluded upon written advice of counsel that there may be defenses available to it that are different from, additional to, or in conflict with those available to such indemnifying party (in which case such indemnifying party shall not have the right to direct that portion of the defense of such proceeding on behalf of such indemnified party, but such indemnifying party may employ counsel and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such indemnifying party), in any of which events such reasonable fees and expenses shall be borne by such indemnifying party and paid as incurred (it being understood, however, that such indemnifying party shall not be liable for the expenses of more than one separate counsel in any one proceeding or series of related proceedings together with reasonably necessary local counsel representing the indemnified parties who are parties to such proceeding). An indemnifying party shall not be liable for any settlement or compromise of any such proceeding effected without its written consent, but if settled or compromised with the written consent of such indemnifying party, such indemnifying party agrees to indemnify and hold harmless an indemnified party from and against any loss or liability by reason of such settlement. An indemnifying party shall not, without the prior written consent of any indemnified party, effect any settlement of any pending or threatened proceeding in respect of which such indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding and does not include an admission of fault, culpability or a failure to act, by or on behalf of such indemnified party.

     (d)  Contribution. If the indemnification provided for in this Section 5 is unavailable to an indemnified party under subsection (a) or (b) above in respect of any losses, claims,

damages, expenses or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, expenses or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the statements or omissions which resulted in such losses, claims, damages, expenses or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or by such indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The relative benefit to such indemnifying party and indemnified party shall be determined in such proportion as is appropriate to reflect the benefits received by the Company on the one hand and the Holders on the other hand from the offering of the Registrable Securities. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation (even if the Electing Holders or any underwriters, selling agents or other securities professionals or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 5(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, expenses or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Electing Holders and any underwriters, selling agents or other securities professionals in this Section 5(d) to contribute shall be several in proportion to the percentage of principal amount of Registrable Securities registered or underwritten, as the case may be, by them and not joint.

     (e)  Notwithstanding any other provision of this Section 5, in no event will any (i) Electing Holder be required to undertake liability to any person under this Section 5 for any amounts in excess of the dollar amount of the proceeds to be received by such Holder from the sale of such Holder’s Registrable Securities (after deducting any fees, discounts and commissions applicable thereto) pursuant to any Shelf Registration Statement under which such Registrable Securities are to be registered under the Securities Act and (ii) underwriter, selling agent or other securities professional be required to undertake liability to any person hereunder for any amounts in excess of the discount, commission or other compensation payable to such underwriter, selling agent or other securities professional with respect to the Registrable Securities underwritten by it and distributed to the public.

     (f)  The obligations of the Company under this Section 5 shall be in addition to any liability which the Company may otherwise have to any Indemnified Person and the obligations of any Indemnified Person under this Section 5 shall be in addition to any liability which such Indemnified Person may otherwise have to the Company. The remedies provided in this

Section 5 are not exclusive and shall not limit any rights or remedies which may otherwise be available to an indemnified party at law or in equity.

     6.     Holder’s Obligations. Each Holder agrees, by acquisition of the Registrable Securities, that no Holder of Registrable Securities shall be entitled to sell any of such Registrable Securities pursuant to a Shelf Registration Statement or to receive a Prospectus relating thereto, unless such Holder has furnished the Company with a Notice and Questionnaire as required pursuant to Section 3(a)(ii) hereof (including the information required to be included in such Notice and Questionnaire) and the information set forth in the next sentence. Each Electing Holder agrees promptly to furnish to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Electing Holder not misleading and any other information regarding such Electing Holder and the distribution of such Registrable Securities as the Company may from time to time reasonably request. Any sale of any Registrable Securities by any Electing Holder shall constitute a representation and warranty by such Electing Holder that the information relating to such Electing Holder and its plan of distribution is as set forth in the Prospectus delivered by such Electing Holder in connection with such disposition, that such Prospectus does not as of the time of such sale contain any untrue statement of a material fact relating to or provided by such Electing Holder or its plan of distribution and that such Prospectus does not as of the time of such sale omit to state any material fact relating to or provided by such Electing Holder or its plan of distribution necessary in order to make the statements in such Prospectus, in the light of the circumstances under which they were made, not misleading.

     7.     Liquidated Damages.

     (a)  Notwithstanding any postponement of the effectiveness pursuant to Section 2(a) hereof, if (i) on or prior to the 90th day following the Issue Date, a Shelf Registration Statement has not been filed with the Commission, (ii) on or prior to the 180th day following the Issue Date, such initial Shelf Registration Statement is not declared effective by the Commission or (iii) if, after the effectiveness date of any Shelf Registration Statement, (x) such Shelf Registration Statement ceases to be effective or usable for the offer and sale of Registrable Securities (other than due to a Suspension Period), and the Company fails to file (and have declared effective), within five Business Days, a post-effective amendment to such Shelf Registration Statement or amendment or supplement to the Prospectus contained therein or such other document with the Commission to make such Shelf Registration Statement effective or such Prospectus usable, or (y) the Suspension Periods exceed 45 days, whether or not consecutive, in any 90-day period, or more than 90 days, whether or not consecutive, during any 12-month period during the Effectiveness Period (each, a “Registration Default”), the Company shall be required to pay liquidated damages (“Liquidated Damages”), from and including the day following such Registration Default to but excluding the day on which such Registration Default is cured, at a rate per annum equal to an additional one-quarter of one percent (0.25%) of the Applicable Amount to and including the 90th day following such Registration Default, and one-half of one percent (0.5%) thereof from and after the 91st day following such Registration Default.

     (b)  A Holder will not be entitled to Liquidated Damages until such time as it has provided to the Company a completed Notice and Questionnaire.

     (c)  Any amounts to be paid as Liquidated Damages pursuant to paragraph (a) of this Section 7 shall be paid in cash semiannually in arrears, with the first semiannual payment due on the first interest payment date following the date on which such Liquidated Damages begin to accrue, to the persons in whose name the Securities or Common Stock issued upon conversion of the Securities are registered at the close of business on June 1 or December 1, whether or not a Business Day, immediately preceding the relevant interest payment date.

     (d)  Except as provided in Section 8(a) hereof, the Liquidated Damages as set forth in this Section 7 shall be the exclusive monetary remedy available to the Holders of Registrable Securities for such Registration Default. In no event shall the Company be required to pay Liquidated Damages in excess of the applicable maximum amount of one-half of one percent (0.5%) set forth above, regardless of whether one or multiple Registration Defaults exist.

     8.     Miscellaneous.

     (a)  Specific Performance. The parties hereto acknowledge that there would be no adequate remedy at law if the Company fails to perform any of its obligations hereunder and that the Purchaser and the Holders from time to time may be irreparably harmed by any such failure, and accordingly agree that the Purchaser and such Holders, in addition to any other remedy to which they may be entitled at law or in equity and without limiting the remedies available to the Electing Holders under Section 7 hereof, shall be entitled to compel specific performance of the obligations of the Company under this Registration Rights Agreement in accordance with the terms and conditions of this Registration Rights Agreement, in any court of the United States or any State thereof having jurisdiction.

     (b)  Amendments and Waivers. This Agreement, including this Section 8(b), may be amended, and waivers or consents to departures from the provisions hereof may be given, only by a written instrument duly executed by the Company and the Holders of a majority in aggregate principal amount of Registrable Securities then outstanding. Each Holder of Registrable Securities outstanding at the time of any such amendment, waiver or consent or thereafter shall be bound by any amendment, waiver or consent effected pursuant to this Section 8(b), whether or not any notice, writing or marking indicating such amendment, waiver or consent appears on the Registrable Securities or is delivered to such Holder.

     (c)  Notices. All notices and other communications provided for or permitted hereunder shall be given as provided in the Indenture.

     (d)  Parties in Interest. The parties to this Agreement intend that all Holders of Registrable Securities shall be entitled to receive the benefits of this Agreement and that any Electing Holder shall be bound by the terms and provisions of this Agreement by reason of such election with respect to the Registrable Securities which are included in a Shelf Registration Statement. All the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the respective successors and assigns of the parties hereto and any Holder from time to time of the Registrable Securities to the aforesaid extent. In the event that any transferee of any Holder of Registrable Securities shall acquire Registrable Securities, in any manner, whether by gift, bequest, purchase, operation of law or otherwise, such transferee shall, without any further writing or action of any kind, be entitled to receive the benefits of and, if an Electing Holder, be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement to the aforesaid extent.

     (e)  Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     (f)  Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     (g)  Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     (h)  Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

     (i)  Survival. The respective indemnities, agreements, representations, warranties and other provisions set forth in this Agreement or made pursuant hereto shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Electing Holder, any director, officer or partner of such Holder, any agent or underwriter, any director, officer or partner of such agent or underwriter, or any controlling person of any of the foregoing, and shall survive the transfer and registration of the Registrable Securities of such Holder.

     9.     Submission to Jurisdiction; Appointment of Agent for Service

     The Company agrees that any suit, action or proceeding against the Company arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in any State or Federal court in The City of New York, New York, and waives any objection which it may now or hereafter have to the laying of venue of any such proceeding, and irrevocably submits to the non-exclusive jurisdiction of such courts in any suit, action or proceeding. The Company expressly accepts the non-exclusive jurisdiction of any such court in respect of any such suit, action or proceeding. The Company agrees that a final judgment in any such proceeding brought in any such court shall be conclusive and binding thereupon and may be enforced in any other court in the jurisdiction to which the Company is or may be subject by suit upon such judgment.

          Please confirm that the foregoing correctly sets forth the agreement between the Company and you.

Very truly yours, WebMD Corporation
By:	/s/ Kirk G. Layman

Name: Kirk G. Layman
Title: Executive Vice President,
Administration and Acting Chief Financial Officer

Accepted as of the date hereof:

     Banc of America Securities LLC

By:	/s/ Thomas Morrison Name: Thomas Morrison Title: Managing Director

WEBMD CORPORATION
FORM OF SELLING SECURITYHOLDER NOTICE AND QUESTIONNAIRE
1.75% CONVERTIBLE SUBORDINATED NOTES DUE 2023

     The undersigned beneficial owner of 1.75% Convertible Subordinated Notes due 2023 (the “Notes”) of WebMD Corporation (the “Company” or “Registrant”) or Common Stock, par value $.0001 per share (the “Common Stock” and, together with the Notes, the “Registrable Securities”), of the Company understands that the Registrant has filed or intends to file with the U.S. Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (the “Shelf Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement, dated as of June 25, 2003 (the “Registration Rights Agreement”), between the Company and the initial purchaser named therein. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

     Each beneficial owner of Registrable Securities is entitled to the benefits of the Registration Rights Agreement. In order to sell or otherwise dispose of any Registrable Securities pursuant to the Shelf Registration Statement, a beneficial owner of Registrable Securities generally will be required to be named as a selling securityholder in the related prospectus, deliver a prospectus to purchasers of Registrable Securities and be bound by the provisions of the Registration Rights Agreement applicable to such beneficial owner (including certain indemnification provisions described below). Beneficial owners that do not complete this Notice and Questionnaire and deliver it to the Company as provided below will not be named as selling securityholders in the prospectus and therefore will not be permitted to sell any Registrable Securities pursuant to the Shelf Registration Statement. Beneficial owners are encouraged to complete and deliver this Notice and Questionnaire prior to the effectiveness of the Shelf Registration Statement so that such beneficial owners may be named as selling securityholders in the related prospectus. Upon receipt of a completed Notice and Questionnaire from a beneficial owner following the effectiveness of the Shelf Registration Statement, the Company will, as promptly as practicable but in any event within (i) ten business days of such receipt, file such amendments to the Shelf Registration Statement or supplements to the related prospectus, or (ii) 30 calendar days of such receipt, file a new Shelf Registration Statement with the Commission if required to do so, in each case as are necessary to permit such holder to deliver such prospectus to purchasers of Registrable Securities. The Company has agreed to pay liquidated damages pursuant to the Registration Rights Agreement under certain circumstances set forth therein.

     Certain legal consequences arise from being named as a selling securityholder in the Shelf Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Shelf Registration Statement and the related prospectus.

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NOTICE

     The undersigned beneficial owner (the “Selling Securityholder”) of Registrable Securities hereby gives notice to the Company of its intention to sell or otherwise dispose of Registrable Securities beneficially owned by it and listed below in Item 3 (unless otherwise specified under such Item 3) pursuant to the Shelf Registration Statement. The undersigned, by signing and returning this Notice and Questionnaire, understands that it will be bound by the terms and conditions of this Notice and Questionnaire and the Registration Rights Agreement.

     Pursuant to the Registration Rights Agreement, the undersigned has agreed to indemnify and hold harmless the Company’s directors and officers and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), from and against certain losses arising in connection with statements concerning the undersigned made in the Company’s Shelf Registration Statement or the related prospectus in reliance upon the information provided in this Notice and Questionnaire.

     If the Selling Securityholder transfers all or any portion of the Registrable Securities listed in Item 3 below after the date on which such information is provided to the Company, the Selling Securityholder agrees to notify the transferee(s) at the time of the transfer of its rights and obligations under this Notice and Questionnaire and the Registration Rights Agreement.

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QUESTIONNAIRE

     Please respond to every item, even if your response is “none.” If you need more space for any response, please attach additional sheets of paper. Please be sure to indicate your name and the number of the item being responded to on each such additional sheet of paper, and to sign each such additional sheet of paper before attaching it to this Questionnaire. Please note that you may be asked to answer additional questions depending on your responses to the following questions.

     If you have any questions about the contents of this Questionnaire or as to who should complete this Questionnaire, please contact Mr. Lewis H. Leicher at WebMD Corporation at telephone number: (858) 759-6008.

COMPLETED QUESTIONNAIRES SHOULD BE RETURNED TO WEBMD CORPORATION
AS FOLLOWS:

1 COPY BY FACSIMILE TO JERRI DAVIS, SENIOR PARALEGAL, FAX: (404) 541-0164

WITH THE ORIGINAL COPY TO FOLLOW TO:
WEBMD CORPORATION 1175 PEACHTREE STREET, NE
100 COLONY SQUARE, SUITE 2400 ATLANTA, GA 30361
ATTENTION: JERRI DAVIS, SENIOR PARALEGAL
TEL: (404) 541-0130

     The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

1.	YOUR IDENTITY AND BACKGROUND AS THE BENEFICIAL OWNER OF THE REGISTRABLE SECURITIES

(a)	Your full legal name:

(b)	Your business address (including street address) (or residence if no business address), telephone number and facsimile number:

Address:

Telephone No.:

Fax No.:

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(c)	Are you a broker-dealer registered pursuant to Section 15 of the Exchange Act?

☐ Yes.

☐ No.

(d)	If your response to Item 1(c) above is no, are you an “affiliate” of a broker-dealer registered pursuant to Section 15 of the Exchange Act?

☐ Yes.

☐ No.

For the purposes of this Item 1(d), an “affiliate” of a registered broker-dealer shall include any company that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with such broker-dealer, and does not include any individuals employed by such broker-dealer or its affiliates.

(e)	Full legal name of person through which you hold the Registrable Securities (i.e., name of your broker or the DTC participant, if applicable, through which your Registered Securities are held):

Name of broker:

DTC No.:

Contact person:

Telephone No.:

2.	YOUR RELATIONSHIP WITH WEBMD

(a)	Have you or any of your affiliates, officers, directors or principal equity holders (owners of 5% or more of the equity securities of the undersigned) held any position or office, or have you had any other material relationship with, WebMD (or its predecessors or affiliates) within the past three years?

☐ Yes.

☐ No.

(b)	If your response to Item 2(a) above is yes, please state the nature and duration of your relationship with WebMD:

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3.	YOUR INTEREST IN THE REGISTRABLE SECURITIES

(a)	State the type of Registrable Securities (Notes or Common Stock) and the principal amount or number of such Registrable Securities beneficially owned by you. Check any of the following that applies to you.

☐ I own Notes:

Principal amount and CUSIP No. of the Notes beneficially owned:

CUSIP No(s):

☐ I own shares of Common Stock that were issued upon conversion of the Notes:

Number of shares and CUSIP No. of the Common Stock beneficially owned:

CUSIP No(s):

(b)	Other than as set forth in your response to Item 3(a) above, do you beneficially own any other securities of WebMD (including any Notes previously registered under the Securities Act)?

☐ Yes.

☐ No.

(c)	If your answer to Item 3(b) above is yes, state the type, the aggregate amount and CUSIP No. of such other securities of WebMD beneficially owned by you:

Type:

Aggregate amount:

CUSIP No.:

(d)	Did you acquire the securities listed in Item 3(a) above in the ordinary course of business?

☐ Yes.

☐ No.

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(e)	At the time of your purchase of the securities listed in Item 3(a) above, did you have any agreements or understandings, directly or indirectly, with any person to distribute the securities?

☐ Yes.

☐ No.

(f)	If your response to Item 3(e) above is yes, please describe such agreements or understandings:

4.	NATURE OF YOUR BENEFICIAL OWNERSHIP

(a)	If the name of the beneficial owner of the Registrable Securities set forth in your response to Item 1(a) above is that of a limited partnership, state the names of the general partners of such limited partnership:

(b)	With respect to each general partner listed in Item 4(a) above who is not a natural person, and is not publicly held, name each shareholder (or holder of partnership interests, if applicable) of such general partner. If any of these named shareholders is not a natural person or publicly held entity, please provide the same information. This process should be repeated until you reach natural persons or a publicly held entity.

(c)	Name your controlling shareholder(s) (the “Controlling Entity”). If the Controlling Entity is not a natural person and is not a publicly held entity, name each shareholder of such Controlling Entity. If any of these named shareholders are not natural persons or publicly held entities, please provide the same information. This process should be repeated until you reach natural persons or a publicly held entity.

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(A)(i)	Full legal name of Controlling Entity(ies) or natural person(s) with whom have sole or shared voting or dispositive power over the Registrable Securities:

(ii)	Business address (including street address) (or residence if no business address), telephone number and facsimile number of such person(s):

Address:

Telephone:

Fax:

(iii)	Name of shareholders:

(B)(i)	Full legal name of Controlling Entity(ies):

(ii)	Business address (including street address) (or residence if no business address), telephone number and facsimile number of such person(s):

Address:

Telephone:

Fax:

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(iii)	Name of shareholder:

If you need more space for this response, please attach additional sheets of paper. Please be sure to indicate your name and the number of the item being responded to on each such additional sheet of paper, and to sign each such additional sheet of paper before attaching it to this Questionnaire. Please note that you may be asked to answer additional questions depending on your responses to the following questions.

5.	PLAN OF DISTRIBUTION

Except as set forth below, the undersigned (including its donees or pledgees) intends to distribute the Registrable Securities listed above in Item 3 pursuant to the Shelf Registration Statement only as follows (if at all): Such Registrable Securities may be sold from time to time directly by the undersigned or, alternatively, through underwriters, broker-dealers or agents. If the Registrable Securities are sold through underwriters, broker-dealers or agents, the Selling Securityholder will be responsible for underwriting discounts or commissions or agents’ commissions. Such Registrable Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale or at negotiated prices. Such sales may be effected in transactions (which may involve block transactions) (i) on any national securities exchange or quotation service on which the Registrable Securities may be listed or quoted at the time of sale, (ii) in the over-the-counter market, (iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market, or (iv) through the writing of options. In connection with sales of the Registrable Securities or otherwise, the undersigned may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Registrable Securities in the course of hedging positions they assume. The undersigned may also sell Registrable Securities short and deliver Registrable Securities to close out short positions, or loan or pledge Registrable Securities to broker-dealers that in turn may sell such securities.

State any exceptions here:

Note:	In no event will such method(s) of distribution take the form of an underwritten offering of the Registrable Securities without the prior agreement of the Company.

     The undersigned acknowledges its obligation to comply with the provisions of the Exchange Act and the rules thereunder relating to stock manipulation, particularly Regulation M thereunder (or any successor rules or regulations), in connection with any offering of Registrable Securities pursuant to the Registration Rights Agreement. The undersigned agrees that neither it nor any person acting on its behalf will engage in any transaction in violation of such provisions.

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     The undersigned beneficial owner and selling securityholder hereby acknowledges its obligations under the Registration Rights Agreement to indemnify and hold harmless certain persons as set forth therein. Pursuant to the Registration Rights Agreement, the Company has agreed under certain circumstances to indemnify the undersigned beneficial owner and selling securityholder against certain liabilities.

     In accordance with the undersigned’s obligation under the Registration Rights Agreement to provide such information as may be required by law for inclusion in the Shelf Registration Statement, the undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Shelf Registration Statement remains effective.

     All notices to the beneficial owner hereunder and pursuant to the Registration Rights Agreement shall be made in writing to the undersigned at the address set forth in Item 1(b) of this Notice and Questionnaire.

     By signing below, the undersigned acknowledges that it is the beneficial owner of the Registrable Securities set forth herein, represents that the information provided herein is accurate, consents to the disclosure of the information contained in this Notice and Questionnaire and the inclusion of such information in the Shelf Registration Statement and the related prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Shelf Registration Statement and the related prospectus.

     Once this Notice and Questionnaire is executed by the undersigned beneficial owner and received by the Company, the terms of this Notice and Questionnaire, and the representations and warranties contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives and assigns of the Company and the undersigned beneficial owner. This Agreement shall be governed in all respects by the laws of the State of New York.

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     IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

NAME OF BENEFICIAL OWNER:

(Please Print)

Signature:

Date:

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